Summary prospectus

Delaware VIP High Yield Series —
Standard Class

Before you invest, you may want to review the Series' statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series' statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at delawareinvestments.com/literature. You can also get this information at no cost by calling 800 523-1918. The Series' statutory prospectus and statement of additional information, both dated April 30, 2015 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Delaware VIP® High Yield Series

What are the Series' investment objectives?

Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income.

What are the Series' fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Standard
Management fees	0.65%
Distribution and service (12b-1) fees	none
Other expenses	0.10%
Total annual series operating expenses	0.75%
Fee waivers	(0.01%)[1]
Total annual series operating expenses after fee waivers	0.74%
1

The Series' investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.74% of the Series' average daily net assets from April 29, 2015 through April 29, 2016. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Standard
1 year	$76
3 years	$239
5 years	$416
10 years	$929

Portfolio turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual series operating expenses or in the example, affect the Series' performance. During the most recent fiscal year, the Series' portfolio turnover rate was 103% of the average value of its portfolio.

What are the Series' principal investment strategies?

Under normal circumstances, the Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate bonds rated at the time of purchase lower than BBB- by Standard & Poor's Financial Services LLC (S&P) and lower than Baa3 by Moody's Investors Service, Inc. (Moody's), or similarly rated by another nationally recognized statistical rating organization (NRSRO) (80% policy). These are commonly known as high yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series may also invest in unrated bonds that the Series' investment manager, Delaware Management Company (Manager), judges to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. The Series may invest up to 25% of its total assets in foreign securities; however, the Series will limit investments in emerging markets securities to 20% of its total assets. In selecting bonds for the portfolio, the Manager evaluates the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

The Series' 80% policy is nonfundamental and may be changed without shareholder approval. Series shareholders would be given at least 60 days' notice prior to any such change.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. Principal risks include:

Investments not guaranteed by Delaware Management Company (Manager) or its affiliates — Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. This risk is generally associated with bonds.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as "junk bonds," are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market; and greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Derivatives risk — Derivatives contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated.

Counterparty risk — The risk that a counterparty to a derivatives contract (such as a swap, futures, or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards.

Loans and other indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Valuation risk — The risk that a less liquid secondary market may make it more difficult for a series to obtain precise valuations of certain securities in its portfolio.

Redemption risk — If investors redeem more shares of a series than are purchased for an extended period of time, a series may be required to sell securities without regard to the investment merits of such actions. This could decrease a series' asset base, potentially resulting in a higher expense ratio.

Government and regulatory risk — The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets and significantly affect series performance.

How has Delaware VIP® High Yield Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series' performance from year to year and by showing how the Series' average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series' past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Series' most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawareinvestments.com/vip/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class's highest quarterly return was 18.50% for the quarter ended June 30, 2009 and its lowest quarterly return was -16.87% for the quarter ended Dec. 31, 2008.

Average annual total returns for periods ended December 31, 2014

	1 year	5 years	10 years
Delaware VIP High Yield Series — Standard Class	-0.29%	8.66%	7.44%
BofA Merrill Lynch U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	2.51%	8.85%	7.61%

Who manages the Series?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Christopher M. Testa, CFA	Senior Vice President, Senior Portfolio Manager	June 2014
Paul A. Matlack, CFA	Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist	December 2012
Craig C. Dembek, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
John P. McCarthy, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
Adam H. Brown, CFA	Vice President, Portfolio Manager	November 2014

Purchase and redemption of Series shares

Shares are sold only to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SMPR-VHYST [12/14] PDF 20386
Investment Company Act number: 811-05162